Trillium ESG Global Equity Fund (the “Global Equity Fund”) Retail: PORTX Institutional: PORIX
Trillium ESG Small/Mid Cap Fund (the “SMID Fund”) Institutional Class Ticker: TSMDX *Retail Class Ticker: TBD *Shares are not available at this time
(together, the “Funds”)
Supplement dated May 27, 2021 to the
Statutory Prospectus dated October 31, 2020

Effective immediately, the following changes are made to the Funds' Prospectus:

The “Fees and Expenses” information on page 1 of the prospectus is updated to reflect the single share class amendment as follows:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The “Fees and Expenses” information on page 8 of the prospectus is updated to reflect the single share class amendment as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the SMID Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The following disclosure is added to page 25 of the Statutory Prospectus, under the section "SHAREHOLDER INFORMATION - How to Buy Shares":

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the tables or the examples on pages 1 and 8.

Institutional Class Shares have no front-end load, deferred sales charge or other asset-based fee for sales or distribution and so may be considered “Clean Shares.” As such, Institutional Class Shares may also be available on brokerage platforms of firms that have agreements with the Funds to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.
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Please retain this Supplement with your Prospectus.